SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
32.	SUBSEQUENT EVENTS

On January 18, 2012, the Company acquired the remaining 50% equity interest in its associate, Bluewater Gandria, which owns the vessel, the Golar Gandria. Bluewater Gandria is a company pursuing opportunities to develop offshore LNG FSRU projects. Total net purchase consideration was $19.5 million, settled in cash. As a result of this transaction Bluewater Gandria is now a wholly owned subsidiary of the Company. This transaction is a business combination. The Company is in the process of finalising the accounting for the acquisition and therefore business combination disclosures will be presented in the Company's next available interim report.

In February 2012, the Company declared a dividend of $0.325 per share in respect of the year ended December 31, 2011. Of the amount due, $26.1 million was paid in March 2012. In addition the Company's subsidiary Golar Partners made a final cash distribution of $0.43 per unit in February 2012 in respect of the year ended December 31, 2011, of which a total of $5.9 million was paid to non controlling interests.

In February 2012, the Company entered into newbuilding contracts for a further four LNG carriers for a total contracted cost of approximately $800 million, of which payments of $80 million have been made in 2012. Delivery for three vessels is scheduled for 2014 and the fourth in early 2015.

In March 2012, the Company completed a private placement offering for convertible bonds, for gross proceeds of $250 million. The secured convertible bonds mature in March 2017 when the holder may convert the bonds into common shares of Golar or redeem at 100% of the principal amount. The convertible bonds have an annual coupon rate of 3.75% which is payable quarterly in arrears.

In April 2012, the Company completed the reactivation of both the vessels, the Hilli and the Golar Gandria.   The aggregate reactivation costs for both vessels were approximately $30 million.

In April 2012, the Nusantara Regas Satu completed its FSRU retrofitting and will commence its long term charter with Nusantara Regas upon delivery in West Java in May 2012.

In April 2012, the Company announced that it will in the near term call for an extraordinary shareholder meeting ("EGM") to obtain shareholder approval to delist from the Oslo Stock Exchange. In accordance with Oslo Stock Exchange rules, such a delisting requires the approval of two thirds of the shareholders present at the EGM. The Company's major shareholder, World Shipholding which owns 46.0% intends to vote in favor of the delisting.